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                                                                    EXHIBIT 10.2

                                 FIRST AMENDMENT
                                       TO
                       MONITORING AND OVERSIGHT AGREEMENT


        THIS FIRST AMENDMENT TO MONITORING AND OVERSIGHT AGREEMENT (this "Amendment") is made and entered into effective as of August 1, 2001 among LLS Corp., an Illinois corporation (together with its successors, "Holdings"), Courtesy Corporation, an Illinois corporation (together with its successors, "Courtesy"), Creative Packaging Corp., an Illinois corporation (together with its successors, "Creative"), and Courtesy Sales Corp., an Illinois corporation (together with its successors, "Courtesy Sales", and together with Holdings, Courtesy and Creative, the "Clients"), and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

                                   BACKGROUND

        1. The Clients and HMCo are parties to that certain Monitoring And Oversight Agreement dated as of July 30, 1999 (the "Agreement").

        2. The Clients and HMCo desire to make certain amendments to the Agreement in accordance with certain provisions of the Fourth Amendment (as hereinafter defined).

        3. NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

                                   AMENDMENTS

        1. Amendment to Section 3. Compensation: Effective as of the date hereof, Section 3(a) of the Agreement is amended and restated to read in its entirety as follows:

               3.  Compensation.

               (a) As compensation for HMCo's services to the Clients under this Agreement, the Clients hereby irrevocably agree, jointly and severally, to pay HMCo an aggregate annual fee (the "Monitoring Fee") of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "Base Fee"), subject to adjustment pursuant to paragraphs (b) and (c) below and prorated on a daily basis for any partial calendar year during the term of this Agreement. The Monitoring Fee shall accrue in equal quarterly installments on each of January 1, April 1, July 1, and October 1 during the term of this Agreement (each, a "Payment Date"), provided, however, that the Monitoring Fee shall accrue but shall not be payable until such time as the Commitments (as defined in the Credit Agreement (as hereinafter defined)) have been terminated and the Obligations (as defined in the

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        Credit Agreement) have been paid in full. All payments shall be made by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as HMCo may hereafter designate in writing). As used herein, (i) "Credit Agreement" means that certain Credit Agreement, dated as of July 30, 1999, among Holdings, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent, Credit Suisse First Boston, as syndication agent, and Bankers Trust Company, as documentation agent (as amended, waived, supplemented, or otherwise modified from time to time, together with any substitution or replacement therefor), and (ii) "Fourth Amendment" means that certain Limited Forbearance Agreement and Fourth Amendment to Credit Agreement, dated of even date herewith, among Holdings, the institutions listed on the signature pages thereof, Bank of America, N.A., as administrative agent, Credit Suisse First Boston, as syndication agent, and Bankers Trust Company, as documentation agent (as amended, waived, supplemented, or otherwise modified from time to time, together with any substitution or replacement therefor).

        2. Governing Law. This Amendment shall be construed, interpreted and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

        3. Assignment. This Amendment and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither this Amendment nor any of the rights, interests or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

        4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.


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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.


                                    HICKS, MUSE & CO. PARTNERS, L.P.

                                    By:    HM PARTNERS INC.,
                                           its General Partner

                                    By:    /s/ David W. Knickel
                                       ---------------------------------
                                    Name:  David W. Knickel
                                         -------------------------------
                                    Title: Vice President
                                          ------------------------------

                                    LLS CORP.

                                    By:    /s/ Wes DeHaven
                                       ---------------------------------
                                    Name:  Wes DeHaven
                                         -------------------------------
                                    Title: Senior Vice President and Chief
                                           Financial Officer
                                          ------------------------------

                                    COURTESY CORPORATION

                                    By:    /s/ Wes DeHaven
                                       ---------------------------------
                                    Name:  Wes DeHaven
                                         -------------------------------
                                    Title: Senior Vice President and Chief
                                           Financial Officer
                                          ------------------------------

                                    CREATIVE PACKAGING CORP.

                                    By:    /s/ Wes DeHaven
                                       ---------------------------------
                                    Name:  Wes DeHaven
                                         -------------------------------
                                    Title: Senior Vice President and Chief
                                           Financial Officer
                                          ------------------------------

                                    COURTESY SALES CORP.

                                    By:    /s/ Wes DeHaven
                                       ---------------------------------
                                    Name:  Wes DeHaven
                                         -------------------------------
                                    Title: Senior Vice President and Chief
                                           Financial Officer
                                          ------------------------------



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